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                                                                Exhibit 99.1


THIS NOTICE IS NOT GIVEN TO HOLDERS OF NOTES IN ANY JURISDICTION IN WHICH THE GIVING OF THE NOTICE WOULD NOT BE IN COMPLIANCE WITH THE LAWS OR REGULATIONS OF SUCH JURISDICTION. UNDER NO CIRCUMSTANCES SHALL THIS NOTICE CONSTITUTE AN OFFER TO SELL, OR ISSUE OR THE SOLICITATION OF AN OFFER TO BUY OR SUBSCRIBE FOR SECURITIES IN THE GRAND DUCHY OF LUXEMBOURG

                            SOLUTIA EUROPE SA/NV
                          COMPANY LIMITED BY SHARES
          COMPANY WHICH MAKES OR HAS MADE APPEAL TO PUBLIC FUNDING
                            BOONDAELSESTEENWEG 6
                                1050 BRUSSELS
                           LER NUMBER 0460.474.440
                           VAT NUMBER 460.474.440
                        COURT OF COMMERCE OF BRUSSELS

                   NOTICE OF REDEMPTION TO THE HOLDERS OF
                EUR 200,000,000 10.00 PER CENT NOTES DUE 2008
                          (ISIN CODE BE0116958738)

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NOTICE IS HEREBY GIVEN THAT, pursuant to Section 5(a)(ii) of the Terms and
Conditions of Notes dated as of February 11, 2004 (the Terms and Conditions of Notes, as amended, modified or supplemented from time to time, including all exhibits and schedules thereto, the "Terms and Conditions of Notes")
                                         -----------------------------
annexed as an exhibit to and incorporated by reference in the EUR 200,000,000 10.00 per cent Notes due 2008 ISIN Code BE0116958738 (such
Notes, as amended, modified, supplemented or replaced from time to time, including all exhibits and schedules thereto, the "Notes") issued by Solutia
                                                   -----
Europe SA/NV (the "Company"), the Company has elected to redeem the entire
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outstanding principal amount of its Notes.

         The particulars of the redemption are as set forth below:
         1. The Company has elected to redeem all of the Notes pursuant to
Section 5(a)(ii) of the Terms and Conditions of Notes;
         2. The redemption date shall be August 1, 2006;
         3. The redemption price for the Notes shall be 103.00% of the principal amount of the Notes together with interest accrued (if any) on the principal amount and arrears of interest (if any) in respect thereof to but excluding the date fixed for redemption, and any Additional Amounts payable under the Notes, in accordance with the provisions of Section 5(a)(ii) of the Terms and Conditions of Notes;
         4. The principal amount of Notes to be redeemed shall be EUR
200,000,000;
         5. The fiscal agent (the "Fiscal Agent") is Kredietbank S.A. Luxembourgeoise and the address of the Fiscal Agent is 43 boulevard Royal, L-2955 Luxembourg;
         6. The Notes called for redemption must be surrendered to the Fiscal Agent to collect the redemption price, which in turn will deliver the Notes to the Principal Paying Agent. To the extent the Notes are represented by a global note held in the X/N System of the National Bank of Belgium, the redemption price will be paid through the clearing system of the National Bank of Belgium and the global note will be automatically surrendered; and
         7. Unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date.

Dated: June 30, 2006


By: Solutia Europe SA/NV
Name: Veerle Hendrickx
Title: Managing director, proxyholder





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                            SOLUTIA EUROPE SA/NV
                          COMPANY LIMITED BY SHARES
          COMPANY WHICH MAKES OR HAS MADE APPEAL TO PUBLIC FUNDING
                            BOONDAELSESTEENWEG 6
                                1050 BRUSSELS
                           LER NUMBER 0460.474.440
                           VAT NUMBER 460.474.440
                        COURT OF COMMERCE OF BRUSSELS
                               (THE "COMPANY")

                            OFFICER'S CERTIFICATE
                        AS TO REDEMPTION OF THE NOTES

         This certificate is made and delivered pursuant to Section 5(a)(iii)(1) of the Terms and Conditions of Notes dated as of February 11, 2004 (the Terms and Conditions of Notes, as amended, modified or supplemented from time to time, including all exhibits and schedules thereto, the "Terms and Conditions of Notes") annexed as an exhibit to and
              -----------------------------
incorporated by reference in the EUR 200,000,000 10.00 per cent Notes due 2008 ISIN Code BE0116958738 (such Notes, as amended, modified, supplemented or replaced from time to time, including all exhibits and schedules thereto, the "Notes") issued by the Company. Capitalized terms used herein and not
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otherwise defined shall have the meanings given such terms in the Terms and
Conditions of Notes. The undersigned hereby certifies that:
         1. The Company has elected to redeem the Notes pursuant to the optional redemption provisions of Section 5(a)(ii) of the Terms and Conditions of Notes.
         2. The redemption date of the Notes shall be August 1, 2006.
         3. The principal amount of the Notes to be redeemed shall be EUR 200,000,000.
         4. The redemption price for the Notes shall be 103.00% of the principal amount of the Notes together with interest accrued (if any) on the principal amount and arrears of interest (if any) in respect thereof to but excluding the date fixed for redemption, and any Additional Amounts payable under the Notes, in accordance with the provisions of Section 5(a)(ii) of the Terms and Conditions of Notes.
         5. The Company has delivered this certificate to the Fiscal Agent, the Collateral Agent and the Noteholders at least 30 days but not more than 60 days before the redemption date.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of June 26, 2006 in such person's capacity as an officer of the Company and not in such person's individual capacity.


                             /s/ Veerle Hendrickx
                             ---------------------------------
                             Veerle Hendrickx
                             Managing director and proxyholder
                             Solutia Europe SA/NV






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